INCOME TAXES	12 Months Ended
Dec. 31, 2015
INCOME TAXES
INCOME TAXES

9. INCOME TAXES

Income (loss) from continuing operations before income taxes was comprised of the following (in thousands):

	Year Ended December 31,
	2015	2014	2013
Domestic	$ (812)	$ (7,340)	$ (13,646)
Foreign	822	698	931

Income (loss) before income taxes	$ 10	$ (6,642)	$ (12,715)

The provision for (benefit from) income taxes from continuing operations was comprised of the following (in thousands):

	Year Ended December 31,
	2015	2014	2013
Current:
Federal	$ 883	$ (2,835)	$ (8,967)
State	977	(121)	1,738
Foreign	392	663	412

	2,252	(2,293)	(6,817)

Deferred:
Federal	(1,155)	(1,518)	45,761
State	(397)	12	365
Foreign	99	(8)	(2,878)

	(1,453)	(1,514)	43,248

Provision for (benefit from) income taxes from continuing operations	$ 799	$ (3,807)	$ 36,431

For the year ended December 31, 2015, the Company generated a domestic net operating loss. The Company recorded a federal income tax receivable of $1.5 million as the benefit is expected to be realized through a net operating loss carryback. The benefit related to this net operating loss carryback was recognized in the year ended December 31, 2014.

The provision for (benefit from) income taxes from continuing operations reconciled to the amount computed by applying the statutory federal rate to income (loss) from continuing operations before taxes was as follows:

	Year Ended December 31,
	2015	2014	2013
Federal statutory rate	34.0%	35.0%	34.0%
State taxes, net	2,562.5	(5.6)	1.6
Nondeductible compensation	673.4	(11.3)	(1.5)
Deferred tax adjustment—U.K. statutory rate reduction	—	—	11.4
Effects of foreign income	(76.8)	0.5	—
Foreign distribution	1,385.2	—	—
Changes in uncertain tax positions	3,845.8	6.8	(3.9)
Capital loss	(22,230.4)	—	—
Tax effect of goodwill impairment	—	—	(1.1)
Transaction expense	993.0	—	—
Reallocation of 2014 net operating loss carryback benefit	—	38.4	—
Indefinite-lived asset	1,833.5	(2.6)	—
Tax settlements	(2,423.0)	(4.0)	—
Valuation allowance	22,648.5	(1.6)	(330.7)
Benefit from discontinued operations	(967.3)	—	—
Other differences, net	(288.4)	1.7	3.7

Effective tax rate	7,990.0%	57.3%	(286.5)%

The significant components of net deferred tax balances were as follows (in thousands):

	December 31,
	2015	2014
Deferred tax assets:
Net operating loss and tax credit carryforwards	$ 32,787	$ 32,828
Capital loss	2,223	—
Stock-based compensation	1,214	1,386
Other, net	2,565	4,404

Total gross deferred tax assets	38,789	38,618
Less: valuation allowance	(38,526)	(37,286)

Total deferred tax assets after valuation allowance	263	1,332

Deferred tax liabilities:
Depreciation and amortization	(1,561)	(2,188)
Amortization of acquired intangible assets	(658)	316

Total deferred tax liabilities	(2,219)	(1,872)

Net deferred tax assets (liabilities)	$ (1,956)	$ (540)

	December 31,
	2015	2014
Current deferred tax assets	$—	$ 192
Non-current deferred tax assets	176	73
Current deferred tax liabilities	—	(481)
Non-current deferred tax liabilities	(2,132)	(324)

Net deferred liabilities	$ (1,956)	$ (540)

Realization of the net deferred tax assets is primarily dependent upon the Company having sufficient taxable income within the carryback and carryforward periods to obtain a benefit from the reversal of net deductible temporary differences, utilization of tax credit carryforwards, and utilization of net operating loss carrybacks and carryforwards for federal and state income tax purposes. The determination of whether the deferred tax assets will actually be realized is subjective and requires management’s judgment and evaluation of both positive and negative evidence, including taxable income in prior carryback years, future reversals of existing taxable temporary differences, applicable tax planning strategies, and forecasts of future income, including the consideration of carryback availability as a source of taxable income to realize deferred tax assets.

In assessing the realization of net deferred tax assets at December 31, 2015, based on the carryback availability, the Company believes that it was more likely than not that the Company will not realize benefits related to its domestic deductible differences. All of the remaining domestic net deferred tax assets, excluding indefinite-lived assets, will be subject to a valuation allowance as they are not expected to be realized. Therefore, a valuation allowance totaling $38.5 million for net unrealizable deferred tax assets, excluding indefinite-lived assets, was recorded at December 31, 2015.

Subsequent to the FTD Spin-Off Transaction in the quarter ended December 31, 2013, the Company performed an extensive evaluation for a valuation allowance against its net deferred tax assets, excluding indefinite-lived assets. In its evaluation of positive and negative evidence, the Company determined that the negative evidence was more persuasive, which led the Company to record a full valuation allowance against its domestic net deferred tax assets, excluding indefinite-lived assets and net operating loss carryback. The Company had a valuation allowance totaling $38.5 million and $37.3 million at December 31, 2015 and 2014, respectively, to reduce domestic net deferred tax assets to an amount that is more likely than not to be realized in future periods. The valuation allowance relates to domestic net deferred tax assets, including federal and state net operating loss carryforwards, member redemption liability and foreign tax credit carryforwards.

At December 31, 2015 and 2014, the Company had gross unrecognized tax benefits totaling $2.8 million and $3.2 million, respectively, all of which would have an impact on the Company’s effective income tax rate, if recognized. The effective income tax rate impact is inclusive of changes in valuation allowance resulting from recognition of previously unrecognized tax benefits. A reconciliation of the beginning and ending amounts of gross unrecognized tax benefits (before federal impact of state items), excluding interest and penalties, was as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Beginning balance	$ 3,164	$ 3,779	$ 4,351
Additions for current year tax positions	116	119	193
Reductions for current year tax positions	—	(17)	(104)
Additions for prior year tax positions	—	240	(126)
Reductions for prior year tax positions	(74)	(893)	(172)
Reductions related to settlements with taxing authorities	(356)	(64)	(363)

Ending balance	$ 2,850	$ 3,164	$ 3,779

The Company files income tax returns in the U.S., various state and local jurisdictions and India. The Company is currently under audit by certain state and local tax authorities and the Indian tax authorities. The audits are in varying stages of completion. The Company evaluates its tax positions and establishes liabilities for uncertain tax positions that may be challenged by tax authorities. Uncertain tax positions are reviewed on an ongoing basis and are adjusted in light of changing facts and circumstances, including progress of tax audits, case law developments and closing of statutes of limitations. Such adjustments are reflected in the provision for income taxes, as appropriate. Tax years prior to 2010 are generally not subject to examination by the IRS and state and local jurisdictions, except for items involving tax attributes that have been carried forward to tax years whose statute of limitations remains open. Tax years prior to 2005 are not subject to examination by the Indian tax authorities.

At December 31, 2015, the Company believes it is reasonably possible that its gross liabilities for unrecognized tax benefits may decrease by approximately $1.3 million within the next 12 months due to audit settlements and expiration of statute of limitations.

The Company had accrued $1.9 million and $1.7 million for interest and penalties relating to uncertain tax positions at December 31, 2015 and 2014, respectively, all of which was included in income taxes payable. The Company recorded $0.2 million, $0.2 million and $0.6 million of interest and penalty expenses related to uncertain tax positions, which was included in provision for (benefit from) income taxes, for the years ended December 31, 2015, 2014 and 2013, respectively.

At December 31, 2015 and 2014, U.S. income taxes were not provided on $6.4 million and $4.0 million, respectively, of undistributed earnings of the Company’s foreign subsidiaries because such earnings have been permanently reinvested in foreign operations. If these earnings were repatriated to the U.S., the Company would not expect to owe additional U.S. income taxes due to the utilization of net operating loss and foreign tax credit carryovers.

For the years ended December 31, 2015, 2014 and 2013, net income tax benefits (shortfalls) attributable to stock-based compensation from continuing operations that were allocated to stockholders’ equity totaled $0, $(0.2) million and $0.4 million, respectively.

At December 31, 2015, the Company had federal and state net operating loss carryforwards totaling $87.5 million and $50.1 million, respectively. The federal net operating loss carryforwards will begin to expire in 2019, the state net operating loss carryforwards begin to expire in 2016. These carryforwards have been adjusted to reflect the Company’s estimate of limitations under Section 382 of the Internal Revenue Code of 1986, as amended. Due to the ownership change provisions under Section 382, use of a portion of the Company’s domestic net operating loss and tax credit carryforwards may be limited in future periods in the event of an ownership change. At December 31, 2015, the Company had federal and state capital loss carryover of approximately $6.1 million and $3.5 million, respectively, which will expire in 2020.

On October 31, 2013, the Company entered into a Tax Sharing Agreement with FTD. The Tax Sharing Agreement specifies the portion of tax liabilities for which the Company and FTD will each bear responsibility, and the Company and FTD have agreed to indemnify each other against amounts for which the other is not responsible. Although the Tax Sharing Agreement was entered into by the Company and FTD, the Tax Sharing Agreement is not binding on the IRS or any other taxing authority.